UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) DECEMBER 4, 2006
NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA		M9C 5K1

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 4, 2006, the registrant issued a press release announcing that the Boards of Directors of the registrant and Nortel Networks Limited (NNL) have selected KPMG LLP as the independent auditor of the registrant and NNL commencing with fiscal year 2007.
Such press release is attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
99.1	Press Release issued by the registrant on December 4, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

	By:	/s/ Gordon A. Davies

Gordon A. Davies General Counsel — Corporate and Corporate Secretary

	By:	/s/ Anna Ventresca

Anna Ventresca Assistant Secretary
Dated: December 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on December 4, 2006.